UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2013

General Agriculture Corporation

(Exact name of registrant as specified in charter)

333-174874 (Commission File Number)	Delaware (State or other jurisdiction of incorporation)	35-2379917 (IRS Employer Identification No.)

Room 801, Plaza B, Yonghe Building,

No.28 AnDingMen East Street,

Dongcheng District,

Beijing, China.

Postal Code: 100007

(Address of principal executive offices and zip code)

Phone: 86-10-64097316

Fax: 86-10-64097026

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On November 6, 2013, the Board of Director of General Agriculture Corporation (“Company”) approved the engagement of YSL & Associates LLC as its principal accountant to audit the Company's financial statements.  During the years ended September 30, 2012 and 2013 and the interim period through November 6, 2013, neither the Company nor anyone on its behalf consulted YSL & Associates LLC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Agriculture Corporation
Dated: November 7, 2013
	By:	/s/ Xingping Hou
Name: Xingping Hou
Title: Chief Executive Officer